                                                                    EXHIBIT 10.1

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.












                              PROCUREMENT AGREEMENT

                                     BETWEEN

                        QWEST COMMUNICATIONS CORPORATION

                                       AND

                     ADVANCED SWITCHING COMMUNICATIONS, INC.

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


                                TABLE OF CONTENTS

1. DEFINITIONS........................................................................1


2. SCOPE............................................................................. 6


3. SUPPLIER OBLIGATIONS.............................................................. 8


4. QWEST OBLIGATIONS................................................................. 9


5. GOVERNANCE....................................................................... 10


6. PRICING.......................................................................... 11


7. ORDERING......................................................................... 11


8. DELIVERY AND SHIPMENT............................................................ 12


9. PAYMENT TERMS.................................................................... 14


10. PRODUCT REQUIREMENTS............................................................ 15


11. CHANGES IN THE WORK............................................................. 17


12. ACCEPTANCE PERIOD;ACCEPTANCE.....................................................18


13. SOFTWARE........................................................................ 20


14. (***)........................................................................... 25


15. INFRINGEMENT WARRANTY AND INDEMNITY............................................. 26


16. KNOW HOW AND NEW TECHNOLOGY......................................................27


17. WARRANTY........................................................................ 28


18.  GENERAL INDEMNITY...............................................................30


19. LIMITATION OF LIABILITY......................................................... 31


20. CONFIDENTIALITY................................................................. 31


21. TERMINATION, SURVIVAL........................................................... 33


22. FORCE MAJEURE................................................................... 34


23. ASSIGNMENT...................................................................... 35


24. JOINT WORK PRODUCT.............................................................. 35

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.



25. DISPUTES.......................................................................  35


26. RELATIONSHIP OF THE PARTIES..................................................... 36


27. AMENDMENT....................................................................... 37


28. COMPLIANCE WITH LAWS............................................................ 37


29. CONSTRUCTION/HEADINGS........................................................... 38


30. NO WAIVER....................................................................... 38


31. SEVERABILITY.................................................................... 38


32. COUNTERPARTS.................................................................... 38


33. CHOICE OF LAW................................................................... 38


34. REMEDIES........................................................................ 39


35. IMMIGRATION REFORM AND CONTROL ACT.............................................. 39


36. IMPORT/EXPORT....................................................................39


37. PUBLICITY........................................................................39


38. NOTICES......................................................................... 40


39. INSURANCE REQUIREMENTS.......................................................... 41


40. ORDER OF PRECEDENCE............................................................. 42


41. ENTIRE AGREEMENT...................................................................

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.





THIS PAGE LEFT INTENTIONALLY BLANK

                                    AGREEMENT

        This procurement agreement is made and entered into by and between Advanced Switching Communications, Inc. ("Supplier"), a Delaware corporation, with a place of business at 8330 Boone Blvd., Fifth Floor, Vienna, VA 22182, and Qwest Communications Corporation, a Delaware corporation, having its principal offices and place of business at 555 Seventeenth Street, Suite 1000, Denver, Colorado 80202 ("Qwest") (Supplier and Qwest each being referred to herein as a "Party" and collectively as the "Parties").

        NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants hereinafter expressed, the Parties hereto agree as follows:


1.      DEFINITIONS

        1.1 The terms used in this Agreement shall have their normal or common meaning, except that in addition to terms defined at other places in this Agreement, the following terms shall have the following meanings for the purposes of this Agreement, the Schedules and any attachments thereto:

                (a)     "Acceptance" shall have the meaning given to it in
                        Section 12.2.

                (b)     "Acceptance Period" shall have the meaning set forth in
                        Section 12.1.

                (c) (b)"Affiliate" means (i) any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, practice, association, joint stock company, trust, unincorporated organization or other venture or business vehicle (each an "Entity") in which a Party owns a (***) or greater equity interest; (ii) any Entity which, directly or indirectly, is in control of, is controlled by or is under common control with a Party, as applicable, after applying the attribution rules of Section 318 of the Internal Revenue Code; or (iii) any other Entity agreed by the Parties. For the purposes of this Agreement, control of an Entity ("Control") shall include the power, directly or indirectly, whether or not exercised (i) to vote (***) (or such lesser percentage as is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) or more of the securities or other interests having ordinary voting power for the election of directors or other managing authority of such Entity; or (ii) to direct or cause the direction of the management or policies of such Entity, whether through ownership of voting securities, partnership interest or equity, by contract or otherwise. Current Qwest Affiliates are listed in within thirty (30) days of the Effective Date, the Parties will amend this Agreement by the addition of Schedule A (Approved Affiliates) containing the names of Qwest Affiliates who have been designated by Qwest and who have met the credit standards referenced in Section 2.4 (the "Approved Affiliates").

                (d) Agreement" means this agreement including the schedules described in Section 2.5 and attached hereto (the "Schedules").

                (e) "Class A Change" means a modification, revision, replacement, (***) of existing Supplier manufactured Product (***), provided that the Product incorporating such change, is at least (***) as the same Product prior to incorporation of such change.

                (f) "Current Release" means the latest Version or Release of the Software which has been approved by Supplier for commercial use.

                (g) "Days" or "days" means calendar days, unless otherwise provided herein.

                (h) "Documentation" means the user, technical and operating manuals, including the operating instructions, guides and manuals, necessary to enable Qwest properly to use and maintain the Products.

                (i)     "Effective Date" means September 1, 2000.

                (j) "Enhancement" means any modification or revision to the Software that Qwest may opt to license, which (i) substantially improves existing functions or features, including functions and features for which Qwest has already been granted a license, or (ii) adds new functions or features.

                (k) "Equipment" means hardware, equipment, embedded software, including firmware, and all physical components, including cabling, required by this Agreement to be provided by Supplier.

                (l) "Form, Fit or Function" shall have the following meaning. "Form" means shape; "Fit" means physical size or mounting arrangement (e.g., electrical or mechanical connections); and "Function" means features and capabilities.

                (m) "Hardware" means the hardware (and any associated firmware) that is part of the Equipment.

                (n) "Incremental Software Update" or "ISU" means any modification or revision to the Software, other than Enhancements, that (i) (***); (ii) supports new releases of third party operating systems with which the Software is designed to operate; (iii) supports new Equipment;,
                        (iv) improves the performance of the Software; or (v) provides other updates (***). If a modification or revision described in clause (ii), (iii) or (iv) above adds new functions or features or substantially improves the network performance, it shall be deemed to be an Enhancement with respect to those new functions and features.

                (o) "Installation Site" means the building, complex of buildings or remote site at which any of the Products are installed.

                (p) "Intellectual Property Rights" mean all forms of intellectual property rights and protections including, without limitation:

                        (i) All right, title and interest in and to all letters patent and all filed, pending or potential applications for letters patent, including any reissue, reexamination, division, continuation or continuation-in-part applications throughout the world now or hereafter filed;

                        (ii) All right, title and interest in and to all trade secrets, and all trade secret rights and equivalent rights arising under the common law, state law, federal law and laws of foreign countries;

                        (iii) All right, title and interest in and to all mask works, copyrights, other literary property or author's rights, whether or not protected by copyright or as a mask work, arising under common law, state law, federal law and laws of foreign countries; and

                        (iv) All right, title and interest in and to all proprietary indicia, trademarks, trade names, service marks, symbols, trade dress, logos and/or brand names protected under common law, state law, federal law and laws of foreign countries.

                        (m) "Media" means the media on which the Software and the Documentation for the Software are recorded or printed as provided to Qwest by Supplier.

                        (n) "Network Compatible" or "Network Compatibility" with respect to a Product means that (i) the Product will comply with the applicable (***) and (***) standards in effect on the date that Qwest issues the Purchase Order, and any other standards agreed by the Parties in writing; (ii) the Product can be operationally deployed in Qwest's network (***); and (iii) the Product will (***). Qwest in its sole discretion may waive the foregoing compatibility requirements for the purpose of deploying new technology offered by Supplier during the Term.

                        (o) "Nonconformity" means an instance of failure of a Product to be Operative.

                        (p) "Object Code" means machine-readable computer instructions that can be executed by a computer.

                        (q) "Operating Platform" means the computer equipment, hardware and operating system, which execute the Object Code and on which the Software runs.

                        (r) "Operative" means (i) conforming in all respects to the Specifications, the requirements of this Agreement and the applicable Purchase Orders in effect at the time Supplier accepts the Purchase Order, and (ii) Network Compatible.

                        (s) "Prior Agreement" means the agreement between Supplier and Qwest dated June 30, 2000.

                        (t) "Products" mean the Equipment, Software, and Documentation, including any part thereof, described in the Schedules, which this Agreement requires Supplier to furnish or that Supplier furnishes hereunder. Qwest and Supplier may amend the Schedules by written agreement to include other products offered for sale by Supplier.

                        (u) "Program Manager" means the senior manager of a Party who shall have overall responsibility for the day-to-day management and administration of this Agreement and who shall work together with the other Party's Program Manager to facilitate an efficient delivery of Products and Services.

                        (v) "Purchase Order" means the written instrument described in Section 7, a form of which is attached hereto as Schedule B, under which Qwest orders and Supplier delivers Products or Services under this Agreement.

                        (w) "Release" means any revision, modification, replacement, or correction to the Software, including an Enhancement or ISU, that Supplier makes available to any of its customers for use.

                        (x) "Segment" means a continuous route within the Qwest network.

                        (y) "Services" mean work performed and labor provided by Supplier, including, but not limited to, design, engineering, installation and implementation of Products, Software testing, warranty, technical support, training and similar activities.

                        (z) "Software" means any software, including Object Code, Source Code and firmware that is delivered to Qwest under this Agreement, inclusive of the Supplier intellectual property therein, whether or not the subject of any patent or copyright, issued or pending. Software may include programs used to create, enhance, test or maintain any Product delivered under this Agreement. Software includes all Releases and Versions.

                        (aa) "Source Code" means the human-readable code from which a computer can compile or assemble the Object Code of the Software, together with a description of the procedure for generating the Object Code.

                        (bb) "Specifications" mean the functional, performance, design, operational, and physical characteristics of a Product or System, as described in the applicable ANSI and ISO standards and Supplier proposal. If an ANSI or ISO standard is not available for a new Product, the formal specification developed by Supplier and provided to Qwest shall be used.

                        (cc) "Supplier Personnel" mean any employees, trainers, or other support personnel provided by Supplier under this Agreement whether or not employed by Supplier (to the extent that such are permitted elsewhere under this Agreement). Supplier shall be performing under this Agreement at all times as an independent contractor to Qwest, and the Supplier Personnel shall not be considered as employees or agents of Qwest.

                (dd) "System" means an Operative combination of Products designed, engineered, furnished, installed or implemented by Supplier under this Agreement.

                (ee) "Version" means a Release of Software intended for use with a particular make and model of computer or a particular operating system.

                (ff)    "Warranty Period" means the time period specified in
                        Section 17.

        1.2 Additional definitions appear elsewhere in the recitals and subsequent Sections of this Agreement.


2.      SCOPE

        2.1 The initial term of this Agreement ("Initial Term") commences on the Effective Date and continues until December 31, 2002, unless earlier terminated in accordance with other provisions of this Agreement or unless extended in writing by the Parties . At its option, Qwest may extend the Initial Term for a period of up to six (6) months (the "Extended Term") by written notice to Supplier prior to the expiration date of this Agreement (the Extended Term, if any, together with the Initial Term, are hereinafter the "Term").

        2.2 (a) Subject to the terms and conditions of this Agreement, including its Schedules, during the Initial Term, Qwest will make purchases of Products under this Agreement as follows:
                (***). The above amounts are net of any discounts Qwest receives on the price of the Products.

                (b) Supplier will complete development and deployment of the products and deliverables as set forth in the attached (***). If Supplier (a) fails to meet any purchase order delivery date due to a delay or failure to have the products described in (***) available for successful general availability as of their corresponding delivery dates, (b) otherwise fails to have the products described in (***) available for successful general availability as of their corresponding delivery dates, or (c) with regards to (***), another Supplier offers Qwest better pricing, density models and functionality due to technology changes, Qwest, at its sole option, may terminate this Agreement for Cause and have no further commitment obligation, provided that ASC has the opportunity to match any bonafide offers within (***) from date of notification from Qwest.

                (c) Subject to Section 21.3, all purchases of Products from Supplier and its Affiliates by Qwest and Qwest Affiliates will be credited toward the (***). Any purchases made in excess of (***).

        2.3 This Agreement shall apply to the transactions in which Supplier furnishes the Products described in the Schedules to Qwest during the Term.

        2.4 Approved Affiliates may issue a Purchase Order under this Agreement. Affiliates who are not Approved Affiliates may become Approved Affiliates if they (i) (***) which fulfillment of (***) Supplier will determine within (***) after notice from (***) and
                (ii) (***) of this Agreement. If Supplier has not provided written acknowledgement of an Affiliate's failure to meet such credit standards within (***), the Affiliate shall be deemed to have been authorized to purchase under this Agreement and shall be deemed an Approved Affiliate. If there has been a transfer of (***) or more of the assets of any Approved Affiliate who (i) is seeking to place an new Purchase Order under this Agreement or
                (ii) has an outstanding Purchase Order of (***) or more, Supplier shall have the right to (***) Purchase Order and the right to review such Approved Affiliate's qualification as such. If, upon review, the Approved Affiliate no longer qualifies for approval pursuant to this Section, Supplier shall have the right to (***), and it shall (***) to place Purchase Orders under this Agreement without the satisfaction of another (***).

        2.5 The following Schedules attached hereto are an integral part of this Agreement and are incorporated herein by reference.

                A.      Approved Affiliates

                B.      Form Purchase Order [Qwest]

                C.      (***)

                D.      (***)

                E.      (***)

                F.      (***)

                G.      (***)

                H.      Third Party Items

                I.      (***)

                J.      (***)

                K.      Pending Infringement Claims

                L.      Confidentiality Agreement

                M.      Product Specification


3.              SUPPLIER OBLIGATIONS

        3.1 Supplier shall perform all Services and deliver all Products necessary to fulfill the requirements of this Agreement and shall perform all work in a professional and workmanlike manner, in accordance with all requirements, acceptance criteria and Specifications of this Agreement and the warranties provided hereunder. Among its obligations, Supplier shall:

                (a) complete all tasks required by a an accepted Purchase Order by providing all necessary resources, personnel, materials and equipment;

                (b)     adhere to agreed delivery dates;

                (c) supervise and manage the overall Supplier's effort under each Purchase Order and this Agreement and coordinate its efforts with the Qwest Program Manager; and

                (d) provide competent personnel of sufficient experience and expertise to fulfill the goals of this Agreement.

        3.2 In addition to other requirements contained in this Agreement, Supplier will consider the following Qwest objectives in its delivery of Products and Services under this Agreement:

                (a) ensuring a smooth transition from the existing products to new Products provided hereunder as possible;

                (b)     training; and

                (c) using an orderly approach for any significant implementation of new Products.

        3.3 Supplier is responsible for providing qualified personnel in the quantities and of the experience necessary to fulfill the requirements of this Agreement. When requested by Qwest, Supplier shall provide the names of Supplier Personnel providing Services at Qwest sites.


4.      QWEST OBLIGATIONS

        4.1 By the end of the third quarter of each calendar year, Qwest will provide Supplier with a forecast of Qwest's estimated Product requirements for the next calendar year (each a "Forecast"). Qwest will update this Forecast each quarter and when significant changes occur. The Forecast shall be for planning purposes only and shall not represent Qwest's commitment to purchase any or all such Products or create any other obligation whatsoever by Qwest.

        4.2 Qwest agrees that all Supplier Personnel who are approved in writing by Qwest to be involved in any effort under this Agreement will be provided reasonable access to Qwest's premises during mutually agreed times as necessary. Supplier Personnel shall comply with site and security regulations specified by Qwest.

        4.3 For all Products not on Supplier's price list ("Non-Price List Products"), Qwest shall issue (***) to Supplier no later than (***) prior to the required equipment ship date for Non-Price List Products included in the Forecast. Non-forecasted Non-Price List Products equipment will require (***) advance notice to Supplier. Supplier's sales engineering shall issue a written proposal to Qwest for Product purchases within two weeks of receipt (***), or a reasonable time thereafter as necessary to complete the proposal.

5.      GOVERNANCE

        5.1     Key Personnel.

                Supplier agrees that each of the following Supplier Personnel ("Key Personnel") who are currently in the following positions will devote substantially her or his full time and effort to the Qwest account.

               NAME                         POSITION
               ----                         --------
               (***)         Director
               (***)         Engineer

                Before assigning an individual as a replacement for any of the Key Personnel, Supplier will notify Qwest of the proposed assignment, will provide Qwest with a description of the education and experience and any other job-related information about the individual reasonably requested by Qwest and will introduce (either by telephone or, if requested by Qwest in person) the individual to appropriate Qwest representatives. Thereafter, if Qwest consents, in writing, to the proposed assignment within (***) such consent not to be unreasonably withheld, Supplier will assign the individual as a Key Personnel replacement.

        5.2     Meetings.

                By (***), the Parties will mutually determine appropriate intervals for periodic meetings to be held between representatives of Qwest and Supplier. At a minimum, these meetings will include the following:

                (a) (***) meeting between the respective project management teams;

                (b)     (***) management meeting to review Supplier's progress
                          under (***) and such other matters as appropriate; and

                (c)     (***) executive review meeting to review relevant
                          contract and (***) issues.

                Each Party's Program Manager or individual designated by the Program Manager will attend each meeting.

        5.3     Personnel.

                Qwest reserves the right to require replacement of any Supplier employee or contractor performing work for Supplier under this Agreement if Qwest is reasonably dissatisfied with the performance of that individual and reasonably determines that the continued assignment of such individual is not in the best interest of Qwest. Qwest shall give Supplier written notice requesting that the individual be replaced and stating the reasons for the request. Supplier shall replace such individual with a person of suitable ability and qualifications within (***) from the request or such additional time period as may be reasonably required under the circumstances.

        5.4     Reports.

                Supplier shall provide to Qwest written progress reports as agreed by the Parties, on at least a weekly basis, delivered by electronic mail followed by a paper copy to Qwest's designated representative. Progress reports shall include: (i) the status of delivery under all open Purchase Orders for Products; (ii) items completed during the reporting period; (iii) items to be completed within the next reporting period; (iv) open action items; and (v) any other action items required by Qwest, listing the party responsible for such actions.


6.      PRICING

        Qwest shall receive a (***) the prices set forth on (***).


7.      ORDERING

        7.1 (a) Qwest (or an Approved Affiliate) shall issue Purchase Orders, a form of which is attached hereto as Schedule B, to acquire all Products under this Agreement. All Purchase Orders must be submitted (***) prior to the delivery date designated in the Purchase Order (with respect to (i), below) or as agreed upon by the Parties (with respect to (ii), below) (the "Order By Date"). Upon request by Qwest, the Parties will in good faith discuss a shorter period for Purchase Order submission. (i) For all Purchase Orders less than or equal to (***) of the Forecast amount which are submitted prior to the Order Date, Supplier agrees to be bound by the designated delivery date.

                (ii) For all Purchase Orders that are in excess of (***) of the Forecast or are submitted after the Order Date, (***).

        7.2 Supplier shall confirm and accept the Purchase Order in writing in accordance with (***) at which point the Purchase Order shall become a binding commitment. Subject to Section 7.1, Supplier agrees to accept all Purchase Orders issued by Qwest under this Agreement provided that such Purchase Orders conform with the requirements of this Agreement.

        7.3     Any changes to a Purchase Order shall be made in writing.

        7.4 All Purchase Orders issued hereunder by Qwest or the Approved Affiliates shall reference this Agreement and shall be deemed to incorporate and be governed solely by the terms and conditions set forth herein. Any changes to the terms and conditions of the Agreement contained in any Purchase

                Order or Supplier's written acknowledgement thereof shall have no force or effect.


8.      DELIVERY AND SHIPMENT

        8.1 Supplier shall deliver Products as required under this Agreement to Qwest or Approved Affiliates (as applicable) at the locations and at the times specified by Qwest or Approved Affiliates (as applicable), and agreed to by Supplier in an accepted Purchase Order, this Agreement or as otherwise agreed in writing by the Parties. For purposes of this Section 8, "Buyer" shall mean Qwest or its Approved Affiliate, as applicable. Supplier shall deliver all Products and Services at the designated location in a timely manner.

        8.2 Supplier shall ship all Products purchased pursuant to this Contract, freight prepaid, (***) designated in the Purchase Order or to such other location as the Parties may agree ("Destination"). The method of shipment shall be consistent with the nature of the Products and hazards of transportation. Risk of loss for all Products ordered in accordance with this Agreement shall pass to Qwest (***) except loss or damage attributable to the Supplier's fault or gross negligence. Such loss, damage, or destruction shall not release Supplier from any obligations hereunder. Upon delivery the risk of loss or damage shall be borne by the Qwest. Title to Products (excluding Software) shall pass to Qwest upon delivery to the Destination. Supplier shall convey good title, free from any claim or encumbrance, for all Products (excluding Software) delivered to Qwest under this Agreement. Supplier will pack the Products purchased hereunder for transport in accordance with its commercial standards and will deliver the Products to a carrier of the mode of transportation selected by Supplier unless otherwise agreed upon in writing by the Parties.

        8.3 If Supplier fails to meet any agreed schedule, Qwest, without limiting its other rights or remedies as specified herein, may direct expedited routing of Products (***). Qwest shall not be liable for Supplier's commitments or production arrangements in excess of the amount, or in advance of the time, necessary to meet Qwest's delivery schedule. Delivery shall not occur (***) in advance of the delivery date. If delivery occurs prior to the period authorized above and designated storage has not already been established by Supplier, Qwest may (i) return delivered items at Supplier's expense for proper delivery, or (ii) place delivered items in storage at Supplier's expense until the scheduled date of delivery.

        8.4 The Parties agree that for all shipments that otherwise meet the designated delivery dates (a) any failure to supply all Products ordered in a single shipment or (b) any partial shipment or delivery of an Order in installments shall not constitute a breach of this Agreement provided that Supplier has received Buyer's prior written approval of the same, such approval not to be unreasonably withheld.

        8.5     Performance Incentives

                (a) Subject to Section 21, for accepted Purchase Orders of Products with an aggregate value of (***)or more, Supplier and Qwest agree that it may be difficult, if not impossible, to accurately determine the amount of damages that Qwest may incur, if Supplier fails to deliver the Products as scheduled. Accordingly, if delivery has not occurred with respect to any Product, Segment or System within (***) after the scheduled delivery date, Buyer shall be entitled to daily performance incentives in a specified and predetermined amount of (***) of the total price of the affected Product, Segment or System, per day late, up to a maximum of (***) of total price of the Product, Segment or System ("Performance Incentive").

                (b) Buyer shall not assess Performance Incentives to the extent that Supplier has been delayed by Buyer not fulfilling its obligations under this Agreement.

        8.6 Equipment Tracking Data. Supplier shall provide Qwest with quarterly reports containing the following information in a jointly developed format. The reports shall contain Equipment information, including: (1) a description of the Equipment; (2) Supplier part number; (3) Equipment destination by building (final); (4) shipping date; and (5) Supplier serial number.

        8.7 In the event that Qwest installs a bar coding system for its fixed assets, Supplier shall apply a Qwest asset tag (to be supplied by Qwest) at either the manufacturing site or at the point of shipment for the Equipment in a manner that allows Qwest to easily read the asset tag. Supplier may charge an agreed fee to cover any reasonable Supplier's costs associated with such bar coding system. A joint meeting will be held between Supplier and Qwest within (***) of contract execution to further define these requirements and fees (if any).

9.      PAYMENT TERMS

        9.1 Subject to Section 12, Supplier shall invoice Qwest for Products upon shipment (and shall invoice Approved Affiliates for shipment to Approved Affiliates) and Qwest (or the Approved Affiliates) shall pay to Supplier the price of each shipment (including any prepaid transportation and/or insurance) within (***) from the date of (***). For all other Services (including Services provided to any Approved Affiliate), Supplier shall invoice Qwest (or the Approved Affiliate, as applicable) upon (***). Charges for any other amounts payable pursuant to this Agreement shall be paid by Qwest within (***). All payments shall be made in U.S. Dollars. The date of the payment shall be deemed to be the date (***).

        9.2 Qwest is not required to pay invoiced amounts disputed in good faith until such dispute is resolved; provided, however, Qwest shall pay that (***) unless it (***). Once the dispute is resolved, the invoice shall be paid within (***) following such resolution, or in the time frame set out in Section 9.1, whichever is greater.

        9.3 Credits owed to Qwest under this Agreement, may be applied against amounts owed to Supplier under this Agreement, or at Qwest's request, for amounts other than Management Discounts, retroactive discounts may be paid to Qwest within (***) following a request by Qwest.

        9.4 Payment shall not be considered Acceptance of any Products or Services (which Acceptance shall be as set forth in Section 12). Subject to Section 21, Supplier shall provide Products without interruption in the event of disputes concerning an invoice amount provided that the Parties are working together in good faith to resolve the dispute.


10.     PRODUCT REQUIREMENTS

        The following provision shall apply to all Products provided under this Agreement.

        10.1    Documentation.

                (a) Supplier shall furnish to Qwest (***) in both (***)for Qwest (***) for use in the operation and ongoing maintenance of the Products. Supplier shall deliver reasonable Documentation to allow Qwest to install and use each ISU and Enhancement.

                (b) Qwest may copy the Documentation subject to the rights and restrictions in this Agreement and for Qwest's internal use only. All such Documentation is to be treated in accordance with the terms of this Agreement. Updates to Documentation shall be provided at no charge during the Warranty Period.

                (c) The Documentation shall describe fully the proper procedure for using the Products and provide sufficient information to enable Qwest to operate and maintain the Products.

        10.2    Equipment.

                (a) Supplier shall make available to Qwest sufficient repair and spare parts for each Product furnished under this Agreement to keep such Product Operative for a period of (***) from the date of last shipment of the Product. (***) shall not exceed (***)from the (***). Supplier, at its option and expense, may replace Products for which repair parts are no longer available with functionally equivalent Products provided that such products are Network Compatible.

                (b) Supplier shall provide Qwest with written notice of the manufacturing discontinuance for any particular Product, and, subject to subsection (a) above, shall furnish the repair parts to Qwest at the (***) unless furnished during the Warranty Period in which case a supply that may be reasonably needed during the Warranty Period, and (***) pursuant to the Warranty provided in Section 17, shall be supplied (***).

                (c) Supplier shall neither provide nor incorporate any Product which adversely affects Form, Fit or Function, Network Compatibility, interface or interchangeability of Qwest's existing hardware or software environment without the prior express written approval of Qwest. Qwest shall notify Supplier if it becomes aware that a Product is not Network Compatible.

                (d) In the event of a (***), Supplier shall provide immediate written notice to Qwest and shall proceed promptly to make the necessary changes at (***).

                (e)     All changes must be Network Compatible.

        10.3    Substitutions and Modifications.

                Supplier shall give Qwest at least (***) advance written notice of any modification in the design or Specifications of the Products supplied hereunder. If any such modification, which affects the Form, Fit or Function of the Products (i) adversely affects the expected life, operation or performance of any Equipment or Software; (ii) causes Qwest to incur significant costs; (iii) prevents proper operation of equipment in the Qwest network that otherwise meets Specifications; or (iv) prevents any Product from meeting the applicable Specifications, Qwest shall have the right to (***).

                Supplier with written approval from Qwest, (***)to an (***).

        10.4    Incremental Software Updates.

                During any Warranty Period thereafter, Supplier shall offer to Qwest any ISUs contained in a Release or Version of the Software at (***) when they are made available to any of Supplier's other customers or upon a production of new Release or Version. Providing such ISUs shall not relieve Qwest of its obligation to (***). Qwest shall be responsible for installation of such ISUs in the network. Supplier shall make all Releases available to Qwest no later than it makes the same available to Supplier's other customers.

        10.5    Training.

                Supplier shall provide Supplier shall provide a training credit of (***) towards ASC training per (***) in orders placed by Qwest.

                The Courses are set forth in (***). The training will take place at a Supplier training location agreed to by the Parties, and will consist of materials developed and controlled by Supplier. All travel and living expenses for the training sessions shall be borne by Qwest. Training in addition to that described in this Section 10.5 shall be provided at the then current Supplier rates. A credit of (***) per (***) will be available


11.     CHANGES IN THE WORK

        11.1 If Qwest finds there is a need to request that Supplier perform services or provide products beyond the scope of this Agreement, then (i) Qwest shall submit a proposed amendment to the Schedules or this Agreement in writing and (ii) Supplier shall evaluate the impact of the proposed change considering cost, schedule and performance as well as any impact on the delivery of Products and Services to be provided hereunder and shall respond by providing Qwest with a formal proposal. The Parties may then further negotiate the proposed amendment or incorporate Supplier's proposal by written agreement as an amendment to this Agreement.

        11.2 If Supplier finds that there is a need for it to perform services or provide products beyond the scope of this Agreement, then Supplier shall submit a formal proposal detailing the proposed amendment in writing and evaluating the impact of the proposed amendment on cost, schedule and performance as well as any on the delivery of Products and Services to be provided hereunder. The Parties may then further negotiate the proposed amendment or incorporate Supplier's proposal by written agreement as an amendment to this Agreement.

        11.3 Any additional charges authorized by Qwest in writing, not contained in any Purchase Order or Schedule, shall reflect Supplier time and materials (and Supplier subcontractor time and materials) as stated in (***) or as otherwise agreed by the Parties in writing.

        11.4    Claims for Delay.

                (a) If Supplier wishes to request an extension in the delivery date for Products provided in a Purchase Order, written request shall be given to Qwest at the time the delay begins, or within (***) thereafter if the resulting delay was not reasonably foreseeable. The request shall state the circumstances of the occurrence, the justification for the delay and extension of time, and the estimated duration of the delay and extension requested. Supplier shall also be obligated to do all in its power to mitigate the adverse impact of such delay at no additional cost to Qwest.

                (b) Supplier agrees that it shall not request extensions of time resulting from normal inclement weather

               (c) (***) shall be the sole remedy of Supplier for any delay caused by (***). Subject to Section 8.5, Supplier acknowledges (***) to be its sole remedy and agrees to make no claim for (***) of any sort for delay in the performance of this Agreement or any Purchase Order for any reason. Entitlement to (***)shall be subject to compliance with all notice and submission requirements imposed by the Agreement concerning such claims.


12.     ACCEPTANCE PERIOD; ACCEPTANCE

        12.1    Field Trial Test.

                All Products shall be subject to a test procedure as set forth in (***) hereto. In addition, for Products not certified by Qwest as Field Trial Accepted, Qwest agrees to conduct (***) and complete a Field Trial of such Products by (***), such Field Trial to be generally in accordance with (***), and as (***). Upon successful completion of the Field Trial Qwest will (***) in a form determined by Qwest, such Products as certified for "Expedited Acceptance." Upon receipt of such certification by Qwest, Qwest and the Approved Affiliates shall have the right to inspect and reject such Products for failure to be Network Compatible or other errors for a period of (***) from delivery (the "Expedited Inspection Period"). Subject to Section 12.5, such Products shall be deemed to have passed inspection and accepted after the expiration of the Expedited Inspection Period, unless Qwest or the Approved Affiliate notifies Supplier, during the Expedited Inspection Period, of a reasonable cause for rejection of the Products due to a failure (***).

                For all Products that have not been Field Trial Accepted by Qwest, each Approved Affiliate may perform Field Trial Tests. Upon successful completion of the Field Trial Test, such Approved Affiliate will (***) that for such Approved Affiliate, such Product is certified for Expedited Acceptance. Such Approved Affiliate shall then have the right to inspect and reject such Product for failure to be Network Compatible for the Expedited Inspection Period.

        12.2    Acceptance.

                For Products not certified for Expedited Acceptance, Qwest shall have the right to inspect and reject such Products for failure to be (***) for a period of (***) from scheduled delivery (the "Inspection Period"). Subject to Section 12.5, such Products shall be deemed to have passed inspection and accepted after the expiration of the Inspection Period, unless Qwest notifies Supplier, during the Inspection Period, of a reasonable cause for rejection of the Products due to a failure to be (***). Any subsequent order of a Product that has previously been accepted pursuant to this Section 12.2 (***).

        12.3    Failure of Acceptance.

                Qwest's payment obligations in Section 9 are contingent upon (***) in accordance with (***). If a Product fails to achieve acceptance as provided in (***), Qwest may return the Product, title to which shall pass to Supplier upon delivery to Supplier, and apply amounts paid for such Product, if any, and related Services to any unpaid Supplier invoice hereunder upon written notice to Supplier, or upon written demand by Qwest, Supplier shall repay such amounts, if paid by Qwest, to Qwest.

        12.4    New Products.

                In the event Supplier develops New Products Supplier will give Qwest (***) notice thereof, along with the expected Specifications therefor and pricing (***). Qwest may request that this Agreement be amended in order to make the terms of this Agreement applicable to the purchase by Qwest of New Products and the Parties shall negotiate in good faith the terms of such amendment, including (***), and the conduct by Qwest of a Field Trial for the New Product. Such Field Trial shall be substantially similar to the Field Trial described in (***) hereto. If the Field Trial for the New Product is successful, such New Products will be certified for Expedited Acceptance and the terms of this Agreement, as amended with respect to the New Product, shall apply to the purchase and sale of such new Products. New Products shall mean Products with material changes in previously applicable Specifications, which Specifications have not been approved by Qwest.

        12.5.   Commercial Use.

                Notwithstanding the foregoing, Products will be deemed accepted upon the full commercial deployment for use with network traffic by Qwest, irrespective of Expedited Acceptance status or the expiration of the Inspection Period or Expedited Inspection Period.


13.     SOFTWARE

        13.1    License Grant.

                Upon delivery of Software hereunder, Supplier grants to Qwest and its Affiliates who (***), (for the purposes of this Section, each a "Licensee") a nonexclusive, irrevocable, perpetual, worldwide license and right to use and make copies of the Software and the Intellectual Property Rights for which (***) for use solely with the applicable Products so long as Licensee uses such Products in accordance with this Agreement. Enhancements may be provided at a later date as set forth in (***). A "right to use" license under the same terms and conditions as set forth in this Section 13 for such Enhancement will be effective upon (***).

        13.2    Releases.

                Supplier may, from time to time, issue Releases to of the Software. As set forth in Section 1 (Definitions), Supplier may classify such Release as (i) an Enhancement, (ii) an ISU or
                (iii) both. During the Warranty Period and the term of any maintenance or support agreement, (***) shall (***). Qwest acknowledges that from time to time Enhancements may be contained in a Release that have not been licensed to Qwest. Qwest and Supplier shall agree in writing on the (***), in its (***). Notwithstanding the foregoing, ISUs and Enhancements shall not include the (***). Qwest shall be responsible for the installation of such Releases in the Network.

        13.3    Title.

                Subject to Section 13.5, Title to the Software described herein shall remain with Supplier, or with the various suppliers to Supplier whose software or software components are contained in the Software and whose rights of ownership are maintained through restrictive agreements with Supplier.

        13.4    Limitations of License Grant.

                (a) The Software and Documentation are to be used only by the Licensee, for its own business use, and only for the intended use of the Software and Documentation (***) for which (***).

                (b) Licensed use is limited to the Software as delivered by Supplier to Licensee and does not permit modification or use of any modified form of the Software, except for minor user modifications or customizations. Licensee may not duplicate the Software, except to make a reasonable number of backup copies of the Software for use in the event of Product failure. If duplication (***).

                (c) The Software and Documentation furnished hereunder are the property of Supplier and are to be considered Supplier's proprietary information. Licensee shall not (***), before or after termination of this Agreement, except as may be permitted in writing by Supplier. Licensee shall immediately notify Supplier, in writing, of any knowledge that any unlicensed party possesses the Software or Documentation. Licensee shall safeguard said Software with the same degree of care and diligence as Licensee affords to its own similar property.

                (d) Qwest acknowledges that Software may contain programs that have been supplied by, and are proprietary to, third party software vendors. The terms and conditions of any such third party program licenses may be different than the terms herein, and in such event, (***) prior to delivery for such terms to be effective. Supplier will extend to Qwest (***) under any such third party Licenses.

        13.5    Derived Products and Derived Dependent Products.

                (a) Any (i) Qwest (or Qwest Affiliate) (***) by Qwest (ii) Qwest (or Qwest Affiliate) (***); (iii) Qwest (or Qwest Affiliate) (***); and (iv) unless otherwise set forth in a signed writing by the Parties referencing this Section, any portion of a (***) or arrangement of the (***)by Supplier (either with or without Qwest) after a (***) therefore shall not be considered a derived products and shall be distinct in ownership from that of the Software as received by Qwest and shall be owned by Qwest (and are hereby assigned to Qwest) (collectively, the "Qwest Products"). The foregoing (iv) shall (***) or otherwise (***) and does not result in any assignment to Qwest of the Software apart from such portions of any such configurations, applications or arrangements. Any other configuration, application, or arrangement of the Software, shall be considered a derivative work and shall be the sole and exclusive property of Supplier; provided, however, that Supplier may, at its discretion, assign or license (***) or license not to be unreasonably withheld.

                (b) Any (***) which are (***) and are (***), shall be considered a derived products to which Supplier retains title and ownership and to which Licensee is granted an exclusive perpetual, irrevocable, worldwide right to use solely in its dependent form, and in conjunction with the Software for so long as such Licensee uses such Software in accordance with this Agreement.

                (c) Supplier expressly prohibits, and Licensee agrees to refrain from, any attempt by Licensee, Licensee's agent or to permit any third party to disassemble, reverse compile, reverse engineer, or, in any similar way, expose the actual instruction sequences, internal logic, protocols, algorithms or other intellectual property represented within the Software, which Supplier considers to be its proprietary information and trade secret whether or not said intellectual property is included in any patent or copyright. Notwithstanding any other provision of this Agreement, any (***), such effort by Licensee or any other party shall not be assigned and shall be deemed the property of Supplier, for which no right to use is granted to Licensee herein and for which Supplier shall bear no obligations for support.

        13.6    Software Maintenance and Support.

                (a) Supplier shall provide Software technical support services as provided in (***).

                (b) Notice to Qwest of corrections or additions, modifications or adjustments to the Software generally available to other Supplier's customers with the same Release shall be sent to a designated Qwest contact. Supplier will, at its own discretion, make such additions, modifications or adjustments to the Release of the Software commonly known as the Current Release except if such (***), in which case Qwest may (***) obligations hereunder.

                (c) Supplier agrees that at any point in time it will support the then Current Release of the Software plus the (***) immediately preceding Releases.

        13.7    (***) Delivery.

                (a) Supplier shall keep and maintain a copy of Software (***) and other Documentation relevant to the use and maintenance of the Software licensed hereunder, including without limitation the Current Release of the Software. Should Supplier at a future date (i) declare voluntary bankruptcy or be the subject of an involuntary bankruptcy (***); or (ii) cease supporting the Products or any other product incorporating such Software (***) pursuant to this Agreement for a non-material amount of time, then Supplier agrees and commits to Qwest that it will promptly and (***) to the fullest extent permitted by any third party intellectual owners, (***) which Supplier has a legal right to sublicense, and hereby grants to

                        Qwest a non-exclusive perpetual, irrevocable, worldwide license to use, modify, (including creating derivative works), and copy such (***) solely for the purpose of supporting and maintaining the Products including Software and only for so long as Licensee (***) Products or Software (***).

                (b) Supplier acknowledges that if a trustee in bankruptcy or Supplier as a debtor in possession rejects this Agreement, Qwest may elect to retain its rights under this Subsection as provided in Section 365(n) of Title 11, United States Code (the "Bankruptcy Code"). In that event, the license for the Software (***) will include the following provisions:

                        (i) Qwest has no further recourse with respect to support in the areas to which the license applies;

                        (ii) Supplier will assume no obligations or liabilities with respect to infringement (related to the Supplier (***)), and/or Qwest's inability to successfully support the Software (***); and

                        (iii) Supplier's then standard terms applicable to confidentiality obligations and Supplier's disclaimer of liabilities with respect to Qwest's subsequent use (of the Software (***)).

        13.8    Documentation.

                In addition to the requirements of Section 10.1, Supplier shall provide (***). (***). Licensee may purchase (***) at the (***). Planning guides are available and will be delivered (***)with each and every Release delivered to Licensee.

        13.9    Transfer of License.

                (a) Qwest may transfer, assign or sublicense (such sublicense only to the extent (***) those rights (***) to use the Products), any license granted by Supplier hereunder, to any Affiliate, holding company, subsidiary of holding company, subsidiary, associated company, or successor in interest of Qwest or any person controlling or controlled by any of the foregoing or to any person directly or indirectly under common control with Qwest (collectively, "License Transferee"), provided such License Transferee (***).

               (b) Qwest and any successor to Qwest's title in any Products shall have the right without further consent of Supplier to assign or sublicense (such sublicense only to the extent necessary to grant those rights necessary to use the Products), the License herein granted to any other party who subsequently acquires the right to use the applicable Products, provided that any such other party prior to the transfer of the applicable Software (***) by the (***).


14.     (***)

        14.1    (***)

        14.2    (***)


15.     INFRINGEMENT WARRANTY AND INDEMNITY

        15.1 Supplier warrants that it or its Affiliates are the owner of the Intellectual Property Rights of the Products, or, if the Products or other materials contain third party products or software, that Supplier has the full power and authority to deliver, convey and grant to Qwest the related license and other rights granted under this Agreement. Supplier further warrants that Supplier's provision of Services under this Agreement, grant of the licenses hereunder, and Qwest's use of the Products will not constitute a misappropriation of any trade secrets, infringement or misappropriation of any copyright or trademark or (***) any patent.

        15.2 Supplier shall defend or settle, at its expense, any threatened or actual claim, suit or proceeding made against Qwest that use of the Products infringes any patent, trademark, copyright, trade secret or other intellectual property right of a third party ("Infringement Claim"), and (***). In order for this indemnification to apply to a claim, Qwest shall give Supplier prompt notice following Qwest's knowledge of any such Infringement Claim, shall allow Supplier to control the defense of and settlement negotiations with regard to such claim, provided that Qwest (***) the settlement or compromise. The Parties shall provide reasonable cooperation and assistance in the defense of the Infringement Claim.

        15.3 If any Product furnished under this Agreement becomes, or in Qwest or Supplier's reasonable opinion is likely to become, the subject of any claim, suit, injunction or proceeding arising from or alleging infringement of, or in the event of any adjudication that such Product infringes on, any Intellectual Property Right, Supplier, (***), shall take the following actions in the listed order of preference:

                (a) (***) to procure in a timely manner for Qwest and its Affiliates (if applicable) the right to continue using the Product (***); or if those efforts are unavailing;

                (b) (***) to replace or modify the Product to make it non-infringing; provided, however, that such modification or replacement shall (***); or

                (c) if (a) and (b) are commercially impracticable or would cause the Products to fail to be (***), accept return of the Product and refund Qwest (***). (***).

        15.4 Supplier shall have no liability in respect of any Infringement Claim based on the use of a Product to the extent that such claim (i) is based on a use of a Product by Qwest in a manner or for a purpose not contemplated by this Agreement; (ii) is based on a use of the Product by Qwest in combination with other non-Supplier products where such combination is (***), provided the Infringement Claim arises (***); or (iii) is based on a modification of the Product by Qwest where such modification has (***).

        15.5 This Section 15 establishes the entire rights and obligations of the Parties for claims of infringement of Intellectual Property Rights.


16.     KNOW HOW (***)

        Notwithstanding anything to the contrary contained in this Agreement, each Party shall be entitled (***) to use, disclose and sell any know-how retained in the minds of employees of such Party, expertise, techniques, approaches or concepts (the "Know-how") developed or acquired in the course of performing under this Agreement. The Parties agree that Know-how shall not include any Qwest, Supplier or third party (***), or any Confidential Information of the other Party. The foregoing shall not be construed as granting a license (***). The Parties recognize that New Technology may be developed during the Term. If any New Technology is deemed by the Party that created it to be deserving of intellectual property protection, then that Party is responsible for taking steps to protect any interests it may have in such New Technology and may refuse to disclose such New Technology during its pursuit of (***) in the same.


17.     WARRANTY

        17.1    (a)     Supplier warrants that the Products supplied hereunder
                        will befree from (***) defects in design, workmanship and material and shall (***) conform to its Specifications for (***) from the date of shipment stamped on the Product or, if the date of shipment is not marked on the Product, (***) from the date of manufacture ("Warranty Period"), or if the date of shipment is not marked on the Product, (***) from the date of manufacture.

                (b) The foregoing warranty shall not apply to the extent that (i) the (***) is caused by the Product having been altered or repaired by any party other than Supplier without Supplier's prior, written consent; (ii) the (***) results from Qwest's (***); or (iii) the Product having been damaged by (***). This foregoing Product warranty does not apply to items normally consumed in operation, such as, but not limited to, lamps and fuses. If a (***) occurs, Qwest shall give Supplier a reasonable opportunity to (***), as set forth in (***), before exercising any other rights or remedies it may have under this Agreement.

                (d) Supplier shall provide technical support for a Product performed by qualified and competent personnel for a period of (***) after Acceptance of the Product as set forth in (***).

        17.2 Supplier warrants that the (***) and any media used to distribute it does not contain any computer instructions, circuitry, routines or other technological means ("Harmful Code") whose purpose is to disrupt, damage or interfere with Qwest's use of its computer and telecommunications facilities for their commercial, test or research and development purposes. Supplier shall indemnify Qwest and hold Qwest harmless from and against any and all claims, losses, costs, liabilities, damages and/or expenses, including reasonable attorneys fees, arising from the presence of Harmful Code in or with the Software or contained on media delivered by Supplier.

        17.3 Supplier shall perform all Services required under this Agreement including without limitation, customization services, implementation, maintenance services and training services in a (***) of any development tools used in providing its Services. With Qwest's prior written consent, Supplier may perform its (***) hereunder through an agent.

        17.4 Supplier warrants during the Warranty Period that the Products provided hereunder shall be able to accurately process data (including without limitation, calculating, compiling and sequencing date data) from, into and between the twentieth and twenty-first centuries, including leap year calculations, and will create, store, process and exchange (input and output) information related to or including dates on or after January 1, 2000, without error or omissions ("Year 2000 Compliant").

        17.5 The Warranty Period for any replacement Product provided by Supplier under this Agreement shall be the greater of (***); or
                (ii) an additional Warranty Period of (***) from the date of Acceptance of the replacement Product by Qwest.

        17.6 Upon expiration of the applicable Warranty Period for Equipment furnished hereunder, repair and replacement service for such Equipment shall be available to Qwest from Supplier in accordance with (***).

        17.7 During the Warranty Period for a Product, Supplier shall provide warranty support services performed by (***) personnel as set forth in ScheduleG. Supplier shall deliver to Qwest and keep current a list of persons and telephone numbers ("Calling List") for Qwest to contact in order to obtain answers to questions arising, or assistance in solving problems or Nonconformities occurring, during Qwest's use of any of the Products. The Calling List shall include (i) the first person to contact if a question arises or problem occurs, and (ii) the persons in successively more responsible or qualified positions to provide the answer or assistance desired. If Supplier does not respond promptly to any request by Qwest for telephone assistance, then Qwest may attempt to contact the next more responsible or qualified person on the Calling List until contact is made and a designated person responds to the call.

        17.8 Except for a letter received from Nortel alleging that Supplier's products infringe one of Nortel's patents relating to inverse multiplexing over ATM, which allegation Supplier believes to be without merit, Supplier represents and warrants that as of the Effective Date of this Agreement, the Supplier has not received written notice of any pending lawsuits, claims, disputes or actions that it reasonably considers significant (i) alleging that the Products infringe or misappropriate any Intellectual Property Rights, or (ii) adversely affecting the Products or Supplier's ability to undertake and perform its obligations under this Agreement. As set forth in Section 15.2, Supplier shall indemnify Qwest against any and all losses based on the Nortel claim.17.10 After Qwest reports a suspected Nonconformity, Supplier shall provide a correction or work around or repair part to restore the Product (including the entire System) to Operative condition as soon as reasonably possible, but in any case in conformance with the designated repair times in the Specifications in the applicable Schedules to this Agreement.

        17.10 Any Release made available to any of Supplier's customers within the Warranty Period for any Product that correct (***) shall be provided to Qwest at no additional charge. Such Release shall be in compliance with the (***) for any of the Products under this Agreement.

        17.11 Supplier warrants that the Products: (i) will meet all applicable standards including, but not limited to, (***); (ii) will provide the functionality described in the Specifications;
                (iii) will conform to the current environmental specifications set forth in the (***); and (iv) will be (***).

        17.12 THE EXPRESS WARRANTIES IN THIS AGREEMENT INCLUDING THE SCHEDULES ATTACHED HERETO ARE IN LIEU OF ANY OTHER WARRANTY, WHETHER EXPRESS, IMPLIED OR STATUTORY, WITH RESPECT TO THE PRODUCT TO BE SUPPLIED UNDER THIS AGREEMENT. EXCEPT AS EXPRESSLY SET FORTH HEREIN, SUPPLIER SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS AND THOSE ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE. SUPPLIER NEITHER ASSUMES NOR AUTHORIZES ANY PERSON TO ASSUME FOR IT ANY OTHER LIABILITY. THE WARRANTIES EXPRESSED HEREIN SHALL NOT BE (***) EXCEPT AS SUCH PRODUCTS OR OTHER RIGHTS ARE (***) OR (***) PURSUANT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

18.     GENERAL INDEMNITY

        (***) shall indemnify and hold harmless (***) from any claim or damages due to the personal injury or death of any individual and against any reasonably foreseeable loss, damage, liability, cost or expense (including attorneys' fees) (a) which may be incurred on account of any suit, claim, judgment, demand, or threat thereof, arising out of or caused by a willful or grossly negligent act or omission or an intentional act of misconduct of the (***), its agents, employees or subcontractors.


19.     LIMITATION OF LIABILITY

        NEITHER PARTY SHALL BE LIABLE TO THE OTHER (OR ANYONE CLAIMING UNDER OR THROUGH THE OTHER) FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES ARISING FROM OR RELATED TO THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, LOST PROFITS OR OTHER ECONOMIC ADVANTAGE, EVEN IF THE PARTIES HAVE KNOWLEDGE OF THE POSSIBILITY OF SUCH DAMAGES. PROVIDED, HOWEVER, THAT IF THE LAW OF ANY JURISDICTION APPLICABLE TO THIS AGREEMENT DOES NOT PERMIT SUCH DAMAGES TO BE COMPLETELY DISCLAIMED, THIS CLAUSE SHALL BE INTEREPRETED AS NECESSARY TO GIVE SUPPLIER THE

        FULL BENEFIT OF ANY DISCLAIMER OR LIMITATION OF SAID DAMAGES AS PERMITTED UNDER SUCH LAW. THE FOREGOING LIMITATION SHALL NOT APPLY IN THE EVENT OF LIABILITY ARISING FROM: (***) ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.


 20.    CONFIDENTIALITY

        20.1 This Agreement and all information marked as confidential and disclosed by either Party (the "Disclosing Party") to the other (the "Recipient"), or information of a confidential nature which is disclosed orally and for which a written summary is provided to the other Party within (***) of disclosure (provided that no written summary shall be required for confidential information of a (***) which is disclosed orally between the Parties' (***) which such personnel should reasonably understand to be confidential) shall be "Confidential Information". Confidential Information constitutes a valuable asset of and is proprietary to the Party disclosing or originally possessing it. Supplier acknowledges that Qwest keeps its customers' records strictly confidential. Supplier and its Representatives shall keep strictly confidential any Qwest customer records, whether or not they are marked as confidential. Neither Party shall willfully disclose Confidential Information or knowingly permit its Representatives to disclose Confidential Information to any person other than persons, including its Representatives, having a specific need to know in performance of the work. Each Party shall take reasonable care to insure fulfillment of this obligation, including instructing its Representatives not to sell, lease, assign, transfer, use outside their scope of employment or reveal any Confidential Information or Qwest customer records without prior written consent of the other Party. Recipient shall use the Disclosing Party's Confidential Information only for purposes of exercising its rights or fulfilling its obligations under this Agreement and shall disclose Confidential Information only to those (***). Recipient shall return or destroy the Confidential Information (including all copies) when no longer needed or when requested to do so by the Disclosing Party Each Recipient shall take (***) to insure fulfillment of this obligation, including instructing its Representatives not to sell, lease, assign, transfer, use outside their scope of employment or reveal any Confidential Information, including but not limited to customer records, without prior written consent of the Disclosing Party.

        20.2 If a subpoena or other legal process in any way concerning Confidential Information is served upon Recipient, the Recipient shall notify the Disclosing Party promptly, and the Recipient shall cooperate with the

                Disclosing Party, at the latter's expense, in any lawful effort to contest the validity of such subpoena or other legal process.

        20.3 Notwithstanding the foregoing, if either Party is required by law or governmental regulation by compulsory judicial or administrative process to make any disclosure, including but not limited to those made in any registration statement, report or other document filed with the U.S. Securities and Exchange Commission or any other governmental agency, such disclosure will not be deemed to violate the terms of this Section, provided the Recipient promptly notifies the Disclosing Party of such disclosure and (***) to protect the intent of the Parties to restrict disclosure of all Confidential Information and the terms of this Agreement, including but not limited to seeking confidential treatment of all such information in administrative filings. In addition, if the Recipient's efforts to seek confidential treatment or other protective measures for such information are not successful, such party may only make such disclosure after (i) providing written notice of the same to the disclosing party and (ii) (***) the Disclosing Party to take measures to secure the confidential treatment of the information.

        20.4 Qwest may disclose the (***) to its contractors who have a need to know for purposes of exercising rights related to this Agreement, provided that such contractors have agreed in writing to observe in substance the obligations of Qwest set forth in this Section.

        20.5 The obligations of confidentiality in this Section shall not apply to any information which a Party has in its possession when disclosed to it by the Disclosing Party, information which a Party independently develops, information which is or becomes known to the public other than by breach of this Agreement or information rightfully received by a Party from a third party without the obligation of confidentiality.

        20.6    A Party shall not (***).

21.     TERMINATION, SURVIVAL

        21.1 Bankruptcy. Either Party may terminate the Agreement if the other Party shall: (a) file a voluntary petition under any bankruptcy or insolvency law, or file a voluntary petition under the reorganization or arrangement provisions of any law of any jurisdiction, or have proceedings under any such laws instituted against it which are not terminated within (***) of such commencement; (b) becomes insolvent, bankrupt, or admit in writing of its inability to pay all debts as they mature or make a general assignment for the benefit of or enter into any composition or arrangement with creditors; or (c) authorize, apply for, or consent to the appointment of a receiver, trustee, or liquidator of all or a substantial part of its assets, or has proceedings seeking such appointment commenced against it which are not terminated within (***) of such commencement.

        21.2 Change of Control. If, during the Term of this Agreement, an entity, person or successor acquires (***) of Qwest's voting securities or all or substantially all of its assets whether by merger, consolidation, reorganization or sale of assets then the acquiring entity, person or successor shall have the right to terminate this Agreement or a part thereof upon (***) written notice, and Qwest shall have no further obligations under this Agreement except for (i) payment due for any Products retained by Qwest for which Supplier has not received payment; (ii) payment due for any Services completed by Supplier for which Supplier has not received payment and (iii) payment of (***) of the difference between the (***) amount (as such amount exists as of the date of termination) and the amount of payments received by Supplier.

        21.3 (***) of Acquired Entities. If, during the Term of this Agreement, Qwest or any of its Affiliates acquire a controlling interest in or substantially all the assets of an entity ("Acquired Entity") that has an agreement with Supplier for products, services and/or software with remaining purchase commitments, (***).

        21.4 Termination for Cause. Either party may terminate or suspend this Agreement upon (***) of this Agreement by the other after providing written notice to the other Party (***). Upon the breaching Party's receipt of the other Party's notice, the breaching Party shall have (***) to cure the breach. If the breaching Party is unable to cure such breach within such (***) period, the other Party (***).

        21.5 Survival. All provisions of this Agreement which by their nature must survive termination in order to achieve the fundamental purposes of this Agreement shall survive any termination of this Agreement, including but not limited to the following Sections:
                2 (Scope), 9 (Payment Terms), 13 (Software), 15 (Infringement Warranty and Indemnity), 16 (Warranty), 17 (General Indemnity), 18 (Limitation of Liability), 19 (Confidentiality), 20 (Termination, Survival), 30 (Severability) and 32 (Choice of
                Law).


 22.    FORCE MAJEURE

        22.1 Except to the extent of normal inclement weather, which shall be built into any schedule, neither Party will be liable for any delay or failure to perform - hereunder due to acts of God, acts of any government, war, riot, fire, flood, accident, or embargo, typhoon, earthquake, natural disasters, industry-wide labor disputes, industry-wide materials shortage, or any other event beyond the reasonable control of the party that is unable to perform (each an event of "Force Majeure"). In the event of such delay or failure to perform, the Party prevented from performing its obligations under this Agreement shall inform the other Party as soon as possible and the schedules shall be extended for such additional period of time as is determined to be equitable by the Parties. With respect to labor difficulties, a Party shall not be obligated to accede to any demands being made by employees or other personnel.

        22.2 The Party prevented from performing its obligation shall inform the other Party as soon as possible after the Force Majeure event ends. If an event of Force Majeure last for longer than (***) the Parties shall attempt in good faith to determine a time frame for further performance of this Agreement through consultation. If the Parties cannot solve the problem of further performance within an additional (***), either Party may terminate this Agreement without penalty.


23.     ASSIGNMENT

        23.1 Subject to Section 13.9, except as provided below, neither Party shall assign any of its rights nor delegate any of its obligations under this Agreement (***). Any prohibited assignment or delegation shall be null and void.

        23.2 Qwest may assign this Agreement without prior approval to any company or Entity controlling, controlled by or under common Control of Qwest or its Affiliates which assignee is (***) hereunder. In addition and notwithstanding the foregoing, Qwest may assign this Agreement without the approval of Supplier to any successor in interest resulting from a merger, acquisition, reorganization or transfer of all or substantially all of Qwest's business with or to a successor.


24.     JOINT WORK PRODUCT

         The Parties, who have both been represented by legal counsel, have jointly participated in negotiating and drafting this Agreement, including its Schedules and any attachments. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if jointly drafted by the Parties and no presumption, inference or burden of proof shall arise favoring or disfavoring a Party by virtue of authorship of any or all of the Agreement provisions.


25.     DISPUTES

        25.1 The Parties shall work together and attempt to resolve by good faith and diligent negotiation any dispute, controversy or claim between them arising out of or relating to any contract document, or the breach, termination or invalidity thereof (a "Dispute"). The Parties shall work together in good faith to informally resolve the dispute internally by escalating it as necessary to progressively higher levels of management. Following such internal process, if the dispute has not been resolved within (***) after formal initiation of the dispute process, either Party may initiate arbitration as provided for below.

        25.2 Following the procedure discussed in Section 25.1 above, binding arbitration shall be used to resolve any Dispute. Such arbitration shall be conducted in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association ("AAA Rules") by (***). Within (***) of a notice of arbitration, each Party shall appoint one arbitrator and the arbitrators appointed shall together appoint a third. Once the third arbitrator has officially accepted such appointment, the arbitrators shall be deemed a panel (hereinafter, the "Impanelment").

        25.3 The Federal Arbitration Act, 9 U.S.C. Secs. 1-16 shall govern the arbitrability of all Disputes. The arbitration proceedings shall be English and the place of arbitration shall be (***). The construction and interpretation of this Agreement shall be governed by the laws of the (***) without reference to its conflicts of law rules, or rules of statutory arbitration. Arbitral awards under this Section 25 shall be final and binding, and shall be enforceable in any court having jurisdiction.

        25.4 (a) Nothing in this Section will prevent any Party from applying to any court of competent jurisdiction for preliminary or interim relief in a judicial proceeding if such relief from a court is necessary to preserve the status quo pending resolution or to prevent serious and irreparable injury to that Party pending resolution of the Dispute through arbitration, or to compel arbitration in accordance with this Section.

                (b) For purposes of this Section each Party consents to the exclusive jurisdiction and venue of the courts of the state and federal courts of (***).

                (c) Each party shall bear its own costs and legal fees associated with such arbitration. (***).


26.     RELATIONSHIP OF THE PARTIES

        26.1 The Parties are independent contractors. Nothing in this Agreement or in the activities contemplated by the Parties pursuant to this Agreement shall be deemed to create an agency, partnership, employment or joint venture relationship between the Parties. Each Party shall be deemed to be acting solely on its own behalf and, except as expressly stated, has no authority to pledge the credit of, or incur obligations or perform any acts or make any statements on behalf of, the other Party. Neither Party shall represent to any person or permit any person to act upon the belief that it has any such authority from the other Party. Neither Party's officers or employees, agents or contractors shall be deemed officers, employees, agents or contractors of the other Party for any purpose.

        26.2 Supplier represents and warrants that Supplier qualifies as an independent contractor under the provisions of the Internal Revenue Code's common law rules enacted as part of Section 1706 of the 1986 Tax Reform Act, and as such Supplier is filing all required forms and necessary payments appropriate to Supplier's tax status. In the event Supplier's independent status is denied or changed and Supplier is declared to have "common law" status with respect to work performed for Qwest, Supplier agrees to indemnify, defend and hold Qwest and its Affiliates harmless from all costs, including legal fees, which Qwest may incur as a result of such change in status.

27.     AMENDMENT

        No changes, amendments or modifications of any of the terms or conditions of this Agreement shall be valid unless made by an instrument in writing signed by both Parties. None of the terms or conditions of this Agreement shall be modified, amended or altered by or through a Purchase Order. Each Party shall designate by written notice to the other Party the individual who has the authority to amend this Agreement. Each Qwest Affiliate that becomes a party to this Agreement agrees that any changes, amendments or modifications of any of the terms or conditions of this Agreement approved by Qwest is binding upon such Affiliate.


28.     COMPLIANCE WITH LAWS

        The Parties shall comply with all applicable federal, state and local laws, regulations and ordinances as they relate to this Agreement and the Software, including, but not limited to, the regulations of the United States Government, the provisions of Executive Order 11246 (as amended) of the President of the United States on Equal Employment Opportunity and the rules and regulations issued pursuant thereto, which are incorporated in this Agreement by this reference as if set forth in full. Supplier and the Products shall comply with (***) under the terms and conditions set forth in this Agreement.


29.     CONSTRUCTION/HEADINGS

        All Schedules and attachments, as supplemented and amended, to this Agreement or to be attached to this Agreement are made a part of it as if fully included in the text of this Agreement. References to any law, legislative act, rule or regulation shall mean references to such law, legislative act, rule or regulation in changed or supplemented form or to a newly adopted law, legislative act, rule or regulation replacing a previous law, legislative act, rule or regulation. All defined terms used in the Agreement shall have the same meanings ascribed to them when used in the Schedules, attachments and Purchase Orders, unless otherwise specified therein. The terms "including" or "includes" shall always be construed as meaning respectively "including without limitation" or "includes without limitation". The title, captions and headings used in this Agreement are strictly for convenience of reference only and shall not be used in the interpretation, construction, amplification or limitation of any of the content of this Agreement. Whenever the singular is used herein, the same shall include the plural where appropriate, and when the plural is used herein, the same shall include the singular where appropriate.

30.     NO WAIVER

        No delay, failure or waiver of either Party's exercise or partial exercise of any right or remedy under this Agreement shall operate to limit, impair, preclude, cancel, waive or otherwise affect such right or remedy.

31.     SEVERABILITY

        If any provision of this Agreement is held invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall in no way be affected or impaired thereby.

32.     COUNTERPARTS

        This Agreement may be executed by the Parties in one or more counterparts, and each of which when so executed shall be an original, but all such counterparts shall constitute one and the same instrument.

33.     CHOICE OF LAW

        This Agreement is entered into in and shall be governed by the internal laws and not the laws regarding conflicts of laws of the (***). The (***) shall be (***). Each Party agrees to waive its right to a jury trial in any action commenced hereunder.

34.     REMEDIES

        The remedies under this Agreement shall be cumulative and not exclusive, and the election of one remedy shall not preclude pursuit of other remedies generally available under the governing law.

35.     IMMIGRATION REFORM AND CONTROL ACT

        Supplier warrants, represents, covenants and agrees that it will not assign to perform any efforts under this Agreement any individual who is an unauthorized alien under the Immigration Reform and Control Act of 1986 or its implementing regulations. Supplier shall indemnify and hold harmless Qwest, its parent, subsidiaries and affiliated companies from and against (***). In the event any Supplier Personnel or contractor working under this Agreement, or other individuals providing work to Qwest on behalf of Supplier under this Agreement, are discovered to be unauthorized aliens, Supplier will (***) remove such individuals from performing Work and replace such individuals with individuals who are not unauthorized aliens. Supplier shall indemnify and hold harmless Qwest, its parent, subsidiaries and affiliated companies from and against any and all liabilities, damages, losses, claims or expenses (including attorneys' fees) (***).


36.     IMPORT/EXPORT

        Qwest hereby covenants that no commodities or technical data, including computer software, or other technology agreed to be sold or otherwise transferred under this Agreement will be sold, leased, delivered, transferred or conveyed to any person in any country except in strict compliance with all export and import laws, regulations, executive orders or decrees of the United States Government or any agencies thereof and the government of any other country, or any agencies thereof, with jurisdiction over such transaction. Qwest shall, solely at its own expense, obtain all required export and import licenses, permits, approval, certificates and verifications before shipment of any Products.


37.     PUBLICITY

        Neither Party shall, without the prior written approval of the other Party, publicly disclose in any press release, filing, brochure or document any information pertaining to this Agreement.


38.     NOTICES

        38.1 In addition to those instances identified throughout this Agreement that require notices to particular individuals via particular means for particular purposes, all notices, requests, demands, or consents required or permitted hereunder, other than routine operational communication, shall be in writing and shall be delivered, sent by facsimile transmission or overnight courier, or sent by certified or registered mail to the respective Party at the addresses set forth below or at such other address as shall have been given to the other Party in writing for the purposes of this Section and Agreement. Such notices and other communications shall be deemed effective upon the earliest to occur of (i) actual delivery of confirmed facsimile or electronic transmission; (ii) three (3) postal delivery days after the date of mailing by certified or registered mail, return receipt requested, postage prepaid;
                (iii) one (1) business day after dispatch via an express courier with a reliable system for tracking delivery; (iv) actual delivery by hand.

                (a)     If to Supplier :

                Advanced Switching Communications, Inc.
                8330 Boone Boulevard
                Fifth Floor
                Vienna, Virginia 22182

                        If to Qwest:

                Qwest Communications Corporation
                555 17th Street
                Denver, Colorado 80202
                Attention: (***)


                38.2 A Party may from time to time change its address for notification purposes by giving the other Party prior written notice of the new address and the date upon which it will become effective, in accordance with the manner set forth in this Section.

39.     INSURANCE REQUIREMENTS

        39.1 During the Term, Supplier and any of its subcontractors shall maintain insurance of the kinds and in the amounts specified below with insurers of recognized responsibility, whose policies are valid in the states where the work is being performed.

        39.2 In accordance with the above, Supplier and any subcontractors shall maintain the following insurance coverage:

                (a)     Comprehensive general liability insurance.

                (b) Commercial general liability insurance with a combined single limit for bodily injury and property damage of (***) each occurrence and General and Products Liability aggregates of (***) each, covering all operations and/or work performed under this Agreement.

                (c)     Business automobile liability insurance.

                (d) Business automobile liability with a combined single limit for bodily injury and property damage of (***) each occurrence to include coverage for all owned, non-owned, and hired vehicles.

                (e) Worker's compensation and employers' liability insurance.

                (f) Worker's compensation insurance complying with the law of the State or States of operation, whether or not such coverage is required by law, and employer's liability insurance with limits of (***) each employee and (***) disease policy limit.

        39.3 Certificates of such insurance shall be submitted to Qwest naming Qwest as an additional insured with respect to Sections 39.2(a) and 39.2(b) prior to the start of any Work associated with this Agreement. These certificates shall provide that there will be no termination or non-renewal of such coverage without thirty (30) days prior written notice to Qwest, in which case Supplier shall still maintain insurance and which may require certificate, and in no case where this Agreement is still in effect.

        39.4 Supplier shall require each subcontractor to provide and maintain at all times during the term of this Agreement insurance equivalent to that which is required of Supplier. Any subcontractor and any subcontractors' carriers shall waive all right to recovery against Qwest for any injuries to persons or damage to property in the execution of Work performed under this Agreement, exclusive of such liability resulting from Qwest's negligence or intentional misconduct and within the limits of any applicable laws.

        39.5 Should Supplier at any time neglect or refuse to provide the insurance required, or should such insurance be canceled or non-renewed, Qwest shall have the right to purchase such insurance, and the cost shall be billed to Supplier. In addition, should Supplier at any time neglect or refuse to pay the necessary premium, Qwest shall have the right to deduct this amount from monies due Supplier.


40.     ORDER OF PRECEDENCE

        In the event of an inconsistency between the terms and conditions of the Agreement and the Schedules attached hereto, the Agreement shall control.


41.     ENTIRE AGREEMENT

        41.1 This Agreement, together with any other instrument, agreement or document attached or referred to, which are incorporated by this reference as though set forth in full, embodies the final, full and exclusive statement of the agreement between Qwest and Supplier, as it relates to the subject matter hereof. Neither Party shall be bound by or liable to the other Party for any representation, promise or inducement made by any agent or person in their employ relating to subject matter which is not embodied in this Agreement.

        41.2 The terms of this Agreement shall prevail over all preprinted forms, including Purchase Orders, software shrink wrap licenses and invoices, as any terms and conditions on such preprinted forms shall be null and void unless otherwise agreed to in writing by both Parties.

                                      * * *

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the Effective Date, such Parties acting by their officers, being thereunto duly authorized.

Advanced Switching Communications, Inc.    Qwest Communications Corporation

By: /s/ HARRY J. D'ANDREA               By: /s/ RICHARD SHAWL
   -----------------------------           -----------------------------

Title: Chief Financial Officer          Title: Vice President Central Office Engineering
     ---------------------------             ---------------------------------------------

Date: October 3, 2000                   Date: October 3, 2000
     ---------------------------             ---------------------------

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE A


                                QWEST AFFILIATES

(***)

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE B



                                     (***)

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE C

(***)

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE D

(***)

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE E

(***)

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE F

(***)

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE G

(***)

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE H


                               THIRD PARTY ITEMS

ASC warrants and represents to Qwest Communications Corporation that Third Party Items and Third Party Warranties do not exist under the terms of this Agreement.

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE I

(***)

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE J

                    [ADVANCED SWITCHING COMMUNICATIONS LOGO]

(***)

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE K

                           PENDING INFRINGMENT CLAIMS


1. Nortel - Supplier received a letter from Nortel alleging that Supplier's products infringe one of Nortel's patents relating to inverse multiplexing over ATM. Supplier believes such allegation is without merit. Per Article 17.8 of the Agreement, Supplier fully indemnifies Qwest of against any losses related to such claim.

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE L


                         MUTUAL NONDISCLOSURE AGREEMENT


        This Mutual Nondisclosure Agreement ("Agreement"), is made and entered into as of the date signed by the last person to sign, by and between ADVANCED SWITCHING COMMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Delaware with a principal place of business at 8330 Boone Boulevard, 5th Floor, Vienna, Virginia 22182 ("ASC") and ______________________________ corporation organized and existing under the laws of the State of ______________________ and having a principal place of business at ___________________________________________________________________________
and all subsidiary, affiliated and associated companies ("____________"). ASC and ____________________ are sometimes referred to hereinafter singly as "party" and collectively as "parties".


                               W I T N E S S E T H

        WHEREAS, the parties desire to communicate certain information which is proprietary and/or confidential to the disclosing party; and

        WHEREAS, the parties each agree to treat such proprietary information of the other party under the terms and conditions of this Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and Promises herein set forth, the parties hereto agree as follows:

1. DISCLOSURE OF INFORMATION: The parties hereto agree to disclose and provide to each other certain information. The parties hereto recognize and agree that the information disclosed by either of the parties hereto may be proprietary and/or confidential information. In the event proprietary and/or confidential information is disclosed, it shall be conspicuously identified as such. To the extent that oral information is disclosed by either party, such oral information shall be deemed to be proprietary and/or confidential if it is reduced to written or other tangible form within fourteen (14) days of the oral disclosure and the written or other tangible form is conspicuously identified as proprietary and/or confidential. The parties acknowledge that such proprietary and/or confidential information is a valuable, special, and unique asset belonging to the party that discloses such information. The parties agree that they shall not, during or after the term of this Agreement, disclose any proprietary and/or confidential information of the other party to any person, firm, corporation, association, or any other entity for any reason or purpose whatsoever. The parties further agree that they shall not utilize, employ, exploit or in any other manner whatsoever use the proprietary and/or confidential information disclosed by the other party for any purpose without the express written consent of the disclosing party.

2. EMPLOYEES AND AGENTS: The parties agree to limit dissemination of the other party's proprietary and/or confidential information to only those of the receiving party's officers, directors, agents and employees who have a bona fide need for access to said information, to maintain a list or log of the names of their employees or agents given access to said information, and to disclose said list or log to the other party upon request. All persons who receive or have access to proprietary and/or confidential information disclosed under this agreement shall have previously executed a written agreement which, either directly or indirectly, obligates such person to comply with the obligations and restrictions contained in this Agreement.

3. STANDARD OF CARE: The parties agree that they shall protect the proprietary and/or confidential information of the other party using not less than the same standard of care that each party applies to its own proprietary and/or confidential information.

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

4. RECORDS AND DOCUMENTS: The parties agree that all records and documents containing proprietary and/or confidential information shall be stored and handled in such a way as to prevent unauthorized disclosure. The parties further agree that, upon the conclusion of the transaction between the parties, or upon demand by either party, all documents, records, or exhibits labeled as proprietary and/or confidential information shall be returned to the party that disclosed such information, without retaining any copies thereof, said documents to be returned as soon as reasonably practicable.

5. EFFECT OF RESTRICTIVE LEGENDS: In the event any information, documentation or devices disclosed or made available by one party to the other contain one or more of the disclosing party's restrictive or proprietary legends, such legends shall not impose any obligations or restrictions upon the receiving party other than those specifically set forth in this Agreement.

6. PATENTS, COPYRIGHTS, AND TRADEMARKS: Nothing contained in this Agreement shall be construed as granting or conferring, by implication, estoppel or otherwise, any license or rights under any patent, trademark, copyright, trade secret or other proprietary right (whether present or future), and no such license or other rights shall arise from this Agreement or from any acts, statements or dealings resulting from or related to the execution of this Agreement or the performance of the obligations of the parties hereunder.

7. EXCLUSIONS: The provision of this Agreement shall not apply to data or information in the public domain at the time it was disclosed, or that can be demonstrated to have been known to the party receiving it at the time of disclosure, or that becomes known to the receiving party independently of the disclosing party without breach of this Agreement. If, at the time of the disclosure of confidential and/or proprietary information hereunder, the party receiving the information has previously known the information, or if, thereafter, the information disclosed becomes known to the receiving party independently of the disclosing party, then the receiving party shall promptly notify the disclosing party that the information has previously been known or has become known to the receiving party. If any proprietary and/or confidential information is ordered produced or disclosed pursuant to subpoena or court order, the receiving party shall first give the disclosing party prompt notice of such request so that the disclosing party has an opportunity to defend, limit or protect against such production or disclosure.

8. PREVENTION OF DISCLOSURE: Upon discovery that proprietary information has been or may be disclosed, the parties agree to take such action as may be necessary and proper to prevent the threatened or continued disclosure of proprietary information and to pursue such other and further legal and/or equitable remedies as may be available.

9. REPRESENTATIONS: Each party represents and warrants to the other that it is a corporation duly organized and validly existing in the state indicated in this Agreement and is or will become duly qualified and in good standing as a foreign corporation under the laws of all states in which it is required to be qualified. Further, each party represents that it has full corporate power and authority to enter into this Agreement and to do all things necessary for the performance of this Agreement.

10. WAIVER OF BREACH: Any waiver by either party hereto of a breach of any of the provisions of this Agreement by the other party shall not operate or be construed as a waiver by either party of any rights or privileges of either party hereunder or of any subsequent breach.

11. CONTROLLING LAW: This Agreement shall be construed, interpreted, and administered in accordance with the laws of the Commonwealth of Virginia.

12. SEVERABILITY: If for any reason any provision of this Agreement shall be declared void or invalid, such declaration shall not affect the validity of the remainder of this Agreement which shall remain in full force and effect as if executed with the void or invalid provision eliminated.

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

13. COUNTERPARTS: This Agreement may be executed and/or conformed in any number of counterparts, each of which shall be deemed an original.

14. BINDING EFFECT: This Agreement shall be binding upon, and shall inure to the benefit of each of the parties hereto and their successors in interest.

15. ASSIGNMENT: This Agreement, and the rights and obligations hereby created, may not be assigned by either of the parties hereto without the express written consent of the other party hereto, said consent not to be unreasonably withheld.

16. ATTORNEY'S FEES: In the event that either party hereto breaches any of the terms and conditions of this Agreement then, in addition to such remedies or damages as may be recoverable, whether at law or in equity, the non-breaching party shall be entitled to recover all costs, expenses and attorney's fees actually incurred in enforcing the terms and conditions of this Agreement.

17. MERGER: This Agreement contains the sole, complete and entire agreement and understanding of the parties concerning the matters contained herein. No statements, promises or representations have been made by any party to the other, or are relied upon, and no consideration has been or is offered, promised, expected or held out, other than as stated in this Agreement. The parties hereto represent that, in entering into this Agreement, they have not relied upon any representations other than those expressly set forth herein. No conditions precedent to the effectiveness of this Agreement exist, other than as may be expressly provided herein. There are no oral or written collateral agreements. All prior discussion and negotiations have been, and are, merged and integrated into, and superseded by, this Agreement.

        IN WITNESS WHEREOF, the duly authorized representatives of the parties have caused this Agreement to be executed and effective as of the dates indicated below.


ADVANCED SWITCHING COMMUNICATIONS, INC.,

                                                                           --------------------------------------------

a                      Delaware                        corporation.       a                         corporation.
 -----------------------------------------------------                     ------------------------

BY:                                                                       BY:
   ---------------------------------------------------                        -----------------------------------------
                      (Signature)                                                            (Signature)

Name                                                                      Name
(Printed):                                                                (Printed):
         ---------------------------------------------                               ----------------------------------
Title:                                                                    Title:
         ---------------------------------------------                          ---------------------------------------
Date:                                                                     Date:
         ---------------------------------------------                          ----------------------------------------

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   SCHEDULE M

                           ASC PRODUCT SPECIFICATIONS


A-1240 SPECIFICATIONS



A-1240 NETWORK INTERFACES
24 DSX-1 Ports
-  Connector: 100-pin female SCSI, rear panel
-  Pigtail cable included: SCSI to dual 50 pin Amphenol female
-  ATM speed: clear channel at full T1
-     FR speed:  full/fractional (Nx64) T1
-     Frame formats: SF (D4) or ESF
-  Line code: B8ZS or AMI

1 DS-3 Port option for single-slot chassis
-  Connector: dual BNC, 75(OMEGA), rear panel
-  Frame formats: C-bit or M23
-  Line code: B3ZS

A-1240E NETWORK INTERFACES
24 E1 Ports
-  Connector: 100-pin female SCSI, rear panel
-  Pigtail cable (SCSI to dual 50 pin telco female) included
-  ATM speed: clear channel at full E1
-  FR speed:  full/fractional (Nx64) E1
-  Frame formats per ITU-T G.704:
       E1-CRC CAS enabled
       E1-CRC CAS disabled
       E1-CAS disabled
       E1-CAS enabled
-  Line code: HDB3 or AMI

1 E3 Port option for single-slot chassis
-  Connector: dual BNC 75(OMEGA) rear panel
-  Speed: clear channel at full E3
-  Frame formats:
      ITU-T G.832 ADM mapping
      ITU-T G.751 ADM mapping
      ITU-T G.751 PLCP mapping
-  Line code: HDB3

ETHERNET/VLAN INTERFACE (ORDERABLE OPTION - BOTH MODELS)
-  IEEE 802.1Q virtual bridged local area network
-  VLAN-to-PVC mapping
-  Access via 10/100BaseT Ethernet

PROTOCOL SUPPORT
ATM
-  ATM UNI 3.0, 3.1, 4.0
-  Virtual UNI on network-side port
-  ILMI
-  Connections: VPCC, PVCC, PVPC
-  Class of service categories:
       CBR, nrtVBR, rtVBR, and UBR
       Per VC Queuing
       14 assignable priorities plus two default priorities
-  Informational CAC
-      Traffic policing: single and dual leaky bucket
-      Congestion control: AAL5 autodetect with EPD and PPD procedures
-      Cell payload scrambling options
-      F4 and F5 OAM Support

IMA(Orderable Option)
-      ATM Forum inverse multiplexing over ATM (IMA) 1.0, 1.1
-      Up to 12 groups, up to eight circuits per group
Frame Relay (Orderable Option)
-  UNI (FRF.1.1 and FRF.4)
-  NNI (FRF.2.1 and FRF 10)
-  LMI/Annex A, Annex D, gang of four
-  CIR policing, FECN/BECN
-  Per VC queuing
-  14 assignable priorities plus one default

Multilink Frame Relay (MFR)
-      Frame Relay Forum multilink frame relay (MFR) FRF.16
-      MFR available for access or network connections

ATM-to-Frame Relay Interworking
-      Network interworking FRF.5
-      Service interworking FRF.8 -- transparent mode & translation mode
-      ILMI/LMI interworking
-      EFCI-to-FECN/BECN mapping
-      CLP-to-DE mapping

TDM (circuit emulation) (Orderable Option)
-   Non-structured CES for clear channel T1/E1
-   Structured CES for Nx64 fractional T1/E1
-   Channel associated signaling (CAS)
-   Point to multi-point support
-   AF-vtoa-0078.000
-   AF-vtoa-0085.000
-   ITU-T Rec I.363 B-ISDN ADM adaptation layer (AAL) specification

MANAGEMENT & USER INTERFACE
-  HTTP manager for standard Web-browser access
-  Full SNMP v1 agent includes traps for dynamic alarming
-  ASCII configuration file upload/download via FTP over 10BaseT
     Ethernet port or in-band
- CLI manager via Telnet over 10/100BaseT Ethernet or craft port (front panel DB-9 female connector) or in-band
-  Extensive physical layer and network protocol statistics
-  Detailed status per port and per connection
- Field upgradeable FLASH file system holds dual code loads and configurations; upload and download by FTP

TIMING SOURCES
-  Internal timing: free-running stratum level 3
-  External timing: BITS A and B primary reference source via wire wrap pins
-  Line timing: from any T1/E1 or T3/E3 interface
-  User-definable timing hierarchy

ALARMS, VISUAL DIAGNOSTICS
-  Event and alarm log with timestamps in NVRAM
-  Physical port and VC statistics collection in NVRAM
- Critical, major and minor alarm contact closures with front panel LEDs and alarm cut off
-  Front panel LEDs for power, timing, fan fail, each T1/E1 and T3/E3 port.
-  Line status LED for each T1/E1
-  Alarms: RDI, LOS, LOF, OOF, AIS
-  BERT line testing on any access or network port

CERTIFICATIONS
-  Safety: UL 1950, EN 60950/IEC950, CSA 22.2 950
-  Emissions: EN 55022/CISPR 22, FCC Part 15 Class A
-  Immunity: EN 61000
-  NEBS Level 3: GR-1089, GR-63
-  CE approved

ENVIRONMENTAL
-  Size: 1.75" (1U) H x 19"W x 18"D
-  Rackmountable, center or flush mount.
-  Operating temp: 0(degrees) to 40(degrees) C, short term
      -5(degrees) to 50(degrees) C
-  Temperature storage: -40(degrees) to 70(degrees)C
-  Humidity: 5% to 80% (relative, non condensing)
-  Weight: 9 lbs.
-  Dual voltage input feeds:  -48 VDC @ 1.7A
-  Optional external AC power supply
-  Typical DC power: under 50 Watts, 168 BTU
-  Max DC power: 85 Watts, 286 BTU
-  Cooling: field serviceable air filter and fan tray with redundant fans

ORDERING INFORMATION
Base System:
   Available in T1 and E1 versions
   24 T1 or E1 ports, ATM support
   Pigtail cable, SCSI to dual 50 pin telco female
   Rackmountable chassis
Orderable options:
   T3 or E3 port
   Frame relay support
   MFR software
   IMA software
   ATM-to-frame relay interworking
   Ethernet VLAN support
   CES support
   External AC power supply

CONTACT INFO
Advanced Switching Communications
8330 Boone Blvd., 5th Floor
Vienna VA 22182
Tel (703) 448-5540   Fax (703) 448-5590
www.asc.com

All contents (C) ASC, Inc. and subject to change.1/00

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

A-2000 SPECIFICATIONS A-2000 NETWORK INTERFACES
4 DSX-3 Ports
-  Connector: dual BNC 75(OMEGA) rear panel
-  Speed: clear channel at full DS-3
-  Frame formats: C-bit parity or M23
-  Line code: B3ZS

1 OC-3c Port Option for single-slot chassis
-  Connector: dual SC duplex female, front panel
-  Single-mode or multi-mode order option
-  Frame format:  I.432/G.709 SONET

A-2000E NETWORK INTERFACES
4 E3 Ports
-  Connector: dual BNC 75(OMEGA) rear panel
-  Speed: clear channel at full DS-3
-  Frame formats:
       ITU-T G.832 ADM mapping
       ITU-T G.751 ADM mapping
       ITU-T G.751 PLCP mapping
-  Line Code: HDB3

1 OC-3c port option for single-slot chassis
-  Connector: dual SC duplex female, front panel
-  Single-mode or multi-mode order option
-  Frame format:  I.432/G.709 SDH STM-1

PROTOCOL SUPPORT
ATM
-  ATM UNI 3.0, 3.1, 4.0
-  Virtual UNI on network-side port
-  ILMI
-  Connections: VPCC, PVCC, PVPC
-  Class of service categories:
        CBR, nrtVBR, rtVBR, and UBR
        Per VC queuing
        14 assignable priorities plus one default priority
-  Informational CAC
-  Traffic policing: single and dual leaky bucket options
-  Congestion control: AAL5 autodetect with EPD and PPD procedures

Frame Relay DS-3/E3 Ports Only
-  2 Byte DLCI
-  UNI (FRF.1& FRF.4)
-  NNI (FRF.2 & FRF.10)
-      FR/ATM service interworking - FRF.8
-      FR/ATM network interworking - FRF.5
-      LMI/annex A, annex D
-      CIR policing, FECN/BECN
-      Per VC queuing
-      15 assignable priorities including one default

       DS-3 RFC 2496
-      Extensive physical layer and network protocol statistics
- Per-port and per-connections detailed status with user-configurable polling



ALARMS & VISUAL DIAGNOSTICS
-  Event and alarm log in NVRAM
-  Physical port and VC statistics collection in NVRAM

NOTE: REDACTED PORTIONS HAVE BEEN MARKED WITH (***). THE REDACTED PORTIONS ARE SUBJECT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.


- Critical, major and minor alarms contact closures with front panel LEDs and alarm cut off
-  Front panel LEDs for power, timing, fan fail and OC-3c mux port.
-  Line status LED for each DS-3
-  Loopbacks: local and remote
-  Alarms: RDI, AIS, LOS, LOF, OOF
CERTIFICATIONS
-  Safety: UL 1950, EN 60950/IEC950, CSA 950
-  Emissions: EN 55022/CISPR 22
-  Immunity: EN 61000
-  NEBS level 3: GR-1089, GR-63
-  CE approved

ENVIRONMENTAL
-  Size: 1.75"(1U) H x 19" W x 18"D
-  Rackmountable center or flush mount
- Operating temp: 0(degrees) to 40(degrees) C, short term -5(degrees) to 50(degrees) C
-  Temperature storage: -40(degrees) to 70(degrees)C
-    Humidity: 5% to 80% (relative, non condensing)
-  Weight: 9 lbs.
-    Dual voltage input feeds:  -48 VDC @ 1.7A, via 2 euro block connectors
-    Typical DC power: under 50 watts, 168 BTU
-  Max DC power: 85 watts, 286 BTU
-  Cooling: field serviceable air filter and fan tray with redundant fans













A-2000 NETWORK INTERFACES
4 DSX-3 Ports
-  Connector: dual BNC 75(OMEGA) rear panel
-  Speed: clear channel at full DS-3
-  Frame formats: C-bit parity or M23
-  Line code: B3ZS

1  OC-3c Port Option for single-slot chassis
-    Connector: dual SC duplex female, front panel
-    Single-mode or multi-mode order option
-    Frame format:  I.432/G.709 SONET

A-2000E NETWORK INTERFACES
4 E3 Ports
-  Connector: dual BNC 75(OMEGA) rear panel
-  Speed: clear channel at full DS-3
-  Frame formats:
     ITU-T G.832 ADM mapping
     ITU-T G.751 ADM mapping
     ITU-T G.751 PLCP mapping
-  Line Code: HDB3

1 OC-3c port option for single-slot chassis
-    Connector: dual SC duplex female, front panel
-    Single-mode or multi-mode order option
-    Frame format:  I.432/G.709 SDH STM-1

PROTOCOL SUPPORT
ATM
- ATM UNI 3.0, 3.1, 4.0

[ASC LOGO]                                                               A-4000



                                  SCHEDULE M

-  Virtual UNI on network-side port
-  ILMI
-  Connections: VPCC, PVCC, PVPC
-  Class of service categories:
        CBR, nrtVBR, rtVBR, and UBR
        Per VC queuing
        14 assignable priorities plus one default priority
-  Informational CAC
-  Traffic policing: single and dual leaky bucket options
-  Congestion control: AAL5 autodetect with EPD and PPD procedures

Frame Relay DS-3/E3 Ports Only
-  2 Byte DLCI
-  UNI (FRF.1& FRF.4)
-  NNI (FRF.2 & FRF.10)
-    FR/ATM service interworking - FRF.8
-    FR/ATM network interworking - FRF.5
-    LMI/annex A, annex D
-    CIR policing, FECN/BECN
-    Per VC queuing
-    15 assignable priorities including one default

MANAGEMENT & USER INTERFACE
-  HTTP manager for standard Web-browser access
-  Full SNMP v1 agent includes traps for dynamic alarming
-    FLASH memory-based file system holds dual code loads and configurations
-  ASCII configuration file upload/download via FTP over 10BaseT or in-band
- Command line interface via telnet over 10BaseT or via front-panel craft port (DB-9 female connector) or via in-band
-  MIB support includes:
     MIB II support with extensions
     Enterprise MIB
     MIB II RFC 2233
     ATM MIB RFC 2515
     OC-3c SONET RFC 2558
     DS-3 RFC 2496
-    Extensive physical layer and network protocol statistics
-    Per-port and per-connections detailed status with user-configurable polling

TIMING SOURCES
-  Internal: stratum level 3
-     External: BITS A and B primary Reference source via wire wrap pins
-  Line: DSX-3 or OC-3c interface
-  User-definable timing hierarchy

ALARMS & VISUAL DIAGNOSTICS
-  Event and alarm log in NVRAM
-  Physical port and VC statistics collection in NVRAM
- Critical, major and minor alarms contact closures with front panel LEDs and alarm cut off
-     Front panel LEDs for power, timing, fan fail and OC-3c mux port.
-     Line status LED for each DS-3
-     Loopbacks: local and remote
-     Alarms: RDI, AIS, LOS, LOF, OOF
CERTIFICATIONS
-  Safety: UL 1950, EN 60950/IEC950, CSA 950
-  Emissions: EN 55022/CISPR 22
-  Immunity: EN 61000
-  NEBS level 3: GR-1089, GR-63
-  CE approved

ENVIRONMENTAL
-  Size: 1.75"(1U) H x 19" W x 18"D
-  Rackmountable center or flush mount

[ASC LOGO]                                                               A-4000

                                   SCHEDULE M


- Operating temp: 0(degrees) to 40(degrees) C, short term -5(degrees) to 50(degrees) C
-  Temperature storage: -40(degrees) to 70(degrees)C
-  Humidity: 5% to 80% (relative, non condensing)
-  Weight: 9 lbs.

































A-4000 CONNECTIONS CAPABILITY SUMMARY

                                     ------------------------------------------------------------------------------------
                                          AVAILABLE CARD               PORTS                       PROTOCOLS
=========================================================================================================================

             14 ACCESS SLOTS              A-1000                     12 T1/E1                  ATM, IMA, FR, MFR
                               ------------------------------------------------------------------------------------------
                                          A-1240                     24 T1/E1                ATM, IMA, FR, MFR, TDM
                               ------------------------------------------------------------------------------------------
                                          A-2000                      4 T3/E3                       ATM, FR
=========================================================================================================================
             4 NETWORK SLOTS              A-2000                      4 T3/E3                         ATM
                               ------------------------------------------------------------------------------------------

                                                                     1 OC-3c*

                                          A-5010                      1 STM-1                         ATM
-------------------------------------------------------------------------------------------------------------------------
                                                                                  *Multi mode/short haul or single
                                                                                    mode/Intermediate reach options







SPECIFICATIONS

                                   SCHEDULE M



ACCESS-PORTS MODULES

A-1000 AND A-1000E
- 12 DSX-1/E1 ports individually configurable for ATM, inverse multiplexing over ATM (IMA), frame relay, multilink frame relay (MFR)
-  50-pin female telco connector
-  Speed: clear channel at full T1 rates or Nx64 fractional rates
-   Frame formats     T1 model:  SF (D4) or ESF
                      E1 model:  ITU-T G.704
-  Line codes         T1 model:  B8ZS, AMI
                      E1 model:  HDB3, AMI

A-1240 AND A-1240E
- 24 DSX-1/E1 ports individually configurable for ATM, IMA, frame relay, MFR or TDM (CES)
-  100 Pin SCSI, pigtail to two 50-pin female Telco connectors.
-  Speed: clear channel at full T1 rates or Nx64 fractional rates
-    Frame formats   T1 model:  SF (D4) or ESF
                     E1 model:  CCITT, G.704
-  Line codes        T1 model:  B8ZS, AMI
                     E1 model:  HDB3, AMI

A-2000 AND A-2000E
-  4 T3/E3 ATM, frame relay

-  Dual BNC, 75(OMEGA) connector
-  Speed: clear channel
-  Frame formats
       T3 model:    C-bit parity, M23
       E3 model:    ITU-T G.832 ADM mapping
                    ITU-T G.751 ADM mapping
                    ITU-T G.751 PLCP mapping
-  Line code        T3 model:          B3ZS
                    E3 model:          HDB3

NETWORK-PORTS MODULE

A-2000 AND A-2000E (SEE ABOVE)

A-5010 MODULE
-      One ATM OC-3c/STM-1 port
-      Multi mode/short haul or single mode/intermediate reach options
-  Connector: DIN 47256 on front panel
-      Frame format:  I.432/G.709 SONET or STM-1, software configurable

Refer to data sheets for these ASC products for more information

                                   SCHEDULE M

HIGH AVAILABILITY
        -   All cards are hot swappable
        -   Fault resilient backplane
        -   Redundant timing
        -   Redundant network management
        -   Redundant BITS interfaces
        -   Redundant CO alarm contact closures
        -   Redundant, hot swappable fan trays
        -   Dual DC feeds
        -   AC version with load sharing/redundant AD/DC rectifiers

MANAGEMENT & USER INTERFACE
-  Ethernet management interface
-  Embedded HTTP server supports management from standard Web browser
- Full-featured command line interface via front panel DB-9 female connector craft port or inband RFC 1483 connection
-     Upload/download ASCII configuration files via FTP over Ethernet or inband
-     SNMP agent includes traps defined for dynamic alarming

TIMING
-  Internal stratum level 3
-  Timing modes: free run, external BITS, line (access or mux), or loop

CERTIFICATIONS
-  Safety: UL 1950, EN 60950/IEC950, CSA 22.2 950, CE
-  Emissions: EN 55022/CISPR 22, FCC Part 15 class A, CE
-  Immunity: EN 61000, CE
-  NEBS level 3: GR-1089, GR-63

ENVIRONMENTAL
-  Size: 24.5"(14U) H  x  17.5" W  x  20"D
-  Rackmountable center or flush mount
-  Operating temperature: 5(degree) to 40(degree) C
-  Temperature short term: -5(degree) to 50(degree) C
-  Temperature storage: -40(degree) to 70(degree)C



                                                                    [ASC LOGO]

                                   SCHEDULE M

-  Humidity: 5% to 80% (relative, non condensing)
-  Altitude: -197 to 10,000 ft
-  Weight: 103 lbs. fully loaded
-  Dual voltage input feeds:  -48 VDC @ 20 amps fully loaded
-  Optional AC power converter
-  Max. power consumption: DC dissipation 1000 watts
-  Cooling: field-serviceable air filter and dual fan trays

CONTACT
Advanced Switching Communications
8330 Boone Blvd.
5th Floor, Vienna VA 22182
Tel (703) 448-5540   Fax (703) 448-5590
www.asc.com

All contents (C) ASC, Inc. and subject to change. 1/00






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